Exhibit 32.1
CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Healthcare Trust of America, Inc., or the Company, for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof, or the Report, I, Scott D. Peters, Chief Executive Officer, President and Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i) The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By	/s/ Scott D. Peters
Scott D. Peters
Chief Executive Officer, President and Chairman
Date: November 9, 2012